LORD ABBETT SECURITIES TRUST

Lord Abbett Large Cap Value Fund

Supplement dated May 18, 2012 to the

Prospectus and Statement of Additional Information dated March 1, 2012

This supplement replaces the supplement dated March 1, 2012. The Prospectus and SAI are supplemented with the following:

At a special meeting of shareholders held on May 18, 2012, the shareholders of Lord Abbett Large Cap Value Fund, a series of Lord Abbett Securities Trust (“Large Cap Value Fund”), joined the Fund’s Board of Trustees in approving the reorganization of the Fund into Lord Abbett Fundamental Equity Fund, another series of Lord Abbett Securities Trust (“Fundamental Equity Fund”) (the “Reorganization”).
The Reorganization is expected to be completed as of the close of business on June 15, 2012. As a result, at that time, shareholders of Large Cap Value Fund will become shareholders of Fundamental Equity Fund, and shares of Large Cap Value Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of Large Cap Value Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on June 14, 2012 will be deemed purchase or exchange orders for shares of Fundamental Equity Fund.
Large Cap Value Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or Large Cap Value Fund at 888-522-2388 for more information.

Please retain this document for your future reference.